UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 7, 2016 (January 1, 2016)

NewLink Genetics Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-35342	42-1491350
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2503 South Loop Drive Ames, IA		50010
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (515) 296-5555

Not applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant's Business and Operations

Item 1.01              Entry into a Material Definitive Agreement

On January 4, 2016 NewLink Genetics Corporation (the “Company”) entered into an Amended and Restated Development and Manufacturing Terms and Conditions (the “Agreement”) with WuXi AppTec, Inc. (“WuXi AppTec”), amending the Development and Manufacturing Terms and Conditions, dated June 19, 2014, by and between the Company and WuXi AppTec, as amended, in order to, among other things, (i) allow for milestones to be incorporated into specific work orders, with recourse available to the Company in the event that such milestones are not met, (ii) implement and define a change order process for work orders under the Agreement and (iii) extend the expiration date of the Agreement to the later of (a) December 31, 2021 or (b) the completion of all services under the last work order executed pursuant to the Agreement prior to December 31, 2021. The Agreement applies to all work orders currently in existence as well as all future work orders between the Company and WuXi AppTec.

The foregoing description of the Agreement is not complete and is qualified in its entirety by reference to the full text of the Agreement, a copy of which will be filed with the Company’s Annual Report on Form 10-K for the period ended December 31, 2015, portions of which will be subject to a FOIA Confidential Treatment Request to the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended. The omitted material will be included in the request for confidential treatment.

Section 5 - Corporate Governance and Management

Item 5.02              Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

(e)    Executive Officer Compensation and Equity Awards

Effective January 1, 2016, the Board of Directors (the “Board”) of the Company (a) approved 2015 bonuses for the Company’s “named executive officers” (as defined in Item 402(a)(3) of Regulation S-K promulgated by the Securities and Exchange Commission and with respect to the Company’s 2015 fiscal year), (b) approved 2016 compensation for the named executive officers for the 2016 fiscal year, including salaries, target bonus percentages, stock option awards, restricted stock unit awards and performance restricted stock unit awards (“Performance RSUs”).
2015 Bonuses
The 2015 bonus awards for the applicable named executive officers are set forth on Exhibit 10.1 attached hereto and incorporated herein by reference. The 2015 bonus awards for the applicable named executive officers are based on the achievement of corporate and individual goals previously approved by the Board. In some cases, a bonus in excess of the target bonus was awarded for over-achievement of goals.
2016 Named Executive Officer Compensation
The 2016 base salaries, target bonus awards, stock option awards, restricted stock unit awards and Performance RSUs for the applicable named executive officers are set forth on Exhibit 10.2 attached hereto and incorporated herein by reference. The 2016 bonus awards for the applicable named executive officers will be based on the achievement of corporate and individual goals, which have not yet been established for 2016. The 2016 stock option awards, restricted stock unit awards and Performance RSUs were granted on January 4, 2016.
The Performance RSUs vest based on the Company’s achievement of certain milestones as set forth on Exhibit 10.2 attached hereto and incorporated herein by reference. If such milestones are not achieved by January 4, 2020, the Performance RSUs will not vest and will be forfeited back to the Company.
(e) Amendment and Restatement of Executive Employment Agreements
On January 4, 2016, the Company entered into a new form of employment agreement with each of the Company’s current named executive officers (the “Agreements”). The Agreements with Dr. Charles J. Link, Jr., Dr. Nicholas N. Vahanian, Carl Langren and Brian Wiley amend and restate certain employment agreements between the Company and such named executive officers. The Agreement with John B. Henneman, III is the first employment agreement between the Company and Mr. Henneman.
The material terms of the Agreements include: (i) an annual base salary that is subject to annual review and periodic adjustment but that cannot be decreased without the executive’s express written consent or in connection with an across-the-board decrease in salaries that proportionally affects all executives; (ii) eligibility for an annual performance bonus targeted at a percentage of the executive’s base salary and based on the Company and the executive’s performance as determined by the Board and the Compensation Committee of the Board; and (iii) participation in benefit plans and programs generally available to employees and executives of the Company.
Upon the executive’s termination without Cause, resignation for Good Reason or Death or Disability (each term as defined in the Agreements), the executive is entitled to receive certain benefits, subject to the executive’s execution of a separation and release agreement and continuing compliance with obligations to the Company. Such benefits include (i) continuing base salary payments for a certain number of months (the number of months varying by executive), (ii) receipt of a prorated bonus based on the number of days worked during the year of separation, (iii) twelve months of accelerated vesting of the executive’s outstanding equity awards and (iv) post-employment reimbursement of COBRA health insurance payments for a certain number of months (the number of months varying by executive).
Upon the executive’s termination without Cause or resignation for Good Reason within one month before or 13 months following a Change in Control (each term as defined in the Agreements) the executive is entitled to receive certain benefits, subject to the executive’s execution of a separation and release agreement and continuing compliance with obligations to the Company. Such benefits include (i) a lump sum payment of a certain number of months of the executive’s base salary (the number of months varying by executive), (ii) receipt of a bonus equal to the executive’s most recent bonus, (iii) 100% accelerated vesting of all the executive’s outstanding equity awards and (iv) post-employment reimbursement of COBRA health insurance payments for a certain number of months (the number of months varying by executive).
The Agreements subject the executive to non-compete and non-solicit obligations during the executive’s employment and for one year after separation from the Company. The Agreements also contain customary provisions related to confidential information.
The foregoing description of the Agreements is qualified in its entirety by reference to the Agreements filed as exhibits to this Current Report on Form 8-K.

Section 9 - Financial Statements and Exhibits

Item 9.01              Financial Statements and Exhibits

(d)    Exhibits

Exhibit Number	Description
10.1	2015 Bonus Awards
10.2	2016 Salaries, Bonus Targets and Equity Awards
10.3	Amended and Restated Employment Agreement, dated as of January 4, 2016, by and between the Company and Dr. Charles J. Link, Jr.
10.4	Amended and Restated Employment Agreement, dated as of January 4, 2016, by and between the Company and Dr. Nicholas N. Vahanian
10.5	Amended and Restated Employment Agreement, dated as of January 4, 2016, by and between the Company and John B. Henneman, III
10.6	Amended and Restated Employment Agreement, dated as of January 4, 2016, by and between the Company and Carl Langren
10.7	Amended and Restated Employment Agreement, dated as of January 4, 2016, by and between the Company and Brian Wiley

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated:    January 7, 2016

NewLink Genetics Corporation

By:	/s/ John B. Henneman III
John B. Henneman III
Its:	Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description
10.1	2015 Bonus Awards
10.2	2016 Salaries, Bonus Targets and Equity Awards
10.3	Amended and Restated Employment Agreement, dated as of January 4, 2016, by and between the Company and Dr. Charles J. Link, Jr.
10.4	Amended and Restated Employment Agreement, dated as of January 4, 2016, by and between the Company and Dr. Nicholas N. Vahanian
10.5	Amended and Restated Employment Agreement, dated as of January 4, 2016, by and between the Company and John B. Henneman, III
10.6	Amended and Restated Employment Agreement, dated as of January 4, 2016, by and between the Company and Carl Langren
10.7	Amended and Restated Employment Agreement, dated as of January 4, 2016, by and between the Company and Brian Wiley